UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2007

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.

On October 9, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Planar Systems, Inc. (the “Company”) adopted the Fiscal Year 2008 to Fiscal Year 2010 Long Term Incentive Plan (the “LTIP”), which covers all of the Company’s executive officers. The LTIP sets the 2010 target stock award (“Target Stock Award”) for each executive officer and establishes the performance criteria that will determine what proportion or multiple of the Target Stock Award will be paid out based upon the Company’s fiscal year 2010 financial performance. The Committee selected non-GAAP earnings per share as the performance measure under the LTIP and fixed three specific dollar amounts of fiscal year 2010 non-GAAP earnings per share as the “threshold,” “target” and “stretch” measures of performance under the LTIP. If the Company’s fiscal year 2010 non-GAAP earnings per share equal the “target” level under the LTIP, each executive officer would receive a number of shares of the Company’s common stock equal to such officer’s Target Stock Award. If fiscal year 2010 non-GAAP earnings per share equal the “threshold” level under the LTIP, the payout to each executive officer would be 30 percent of each such executive officer’s Target Stock Award. If fiscal year 2010 non-GAAP earnings per share equal the “stretch” level under the LTIP, the payout to each executive officer would be 150 percent of each such executive officer’s Target Stock Award. At other levels of non-GAAP net earnings per share the payout would be determined by interpolation. The LTIP also establishes eight additional specific dollar measures of financial performance, including quarterly revenue, quarterly non-GAAP earnings per share and annual non-GAAP earnings per share for fiscal year 2008 and fiscal year 2009, which, if achieved, would each result in early vesting of 5 percent of the Target Stock Award. The Target Stock Award for each of the Company’s named executive officers is set forth below:

Executive	Title	Target Stock Award
Gerald K. Perkel	President and Chief Executive Officer	165,000

Scott Hildebrandt	Vice President and Chief Financial Officer	60,000

John J. Ehren	Vice President and General Manager, Global Manufacturing and Operations	20,000

Douglas K. Barnes	Vice President and General Manager, Industrial Business Unit and Medical Business Unit	30,000

Item 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits

10.1	Form of Fiscal Year 2008 to Fiscal Year 2010 Long Term Incentive Plan Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 15, 2007.

PLANAR SYSTEMS, INC.
(Registrant)

By	/s/ Stephen M. Going
Stephen M. Going
Vice President, General Counsel and Secretary